                                                                    Exhibit 10.2

             AMENDMENT NO. 1 TO THE COMMON STOCK PURCHASE AGREEMENT

                                  July 10, 2006


       This Amendment No. 1 (this "Amendment") to the Common Stock Purchase Agreement (the "Agreement") dated March 24, 2006, by and between Biotech Shares Ltd., an entity organized and existing under the laws of the Isle of Man (the "Investor"), and Idera Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), is entered into as of the 10th day of July 2006.

       WHEREAS, under the terms of the Agreement the Company has the right to sell to the Investor up to $2,500,000 of the Company's Common Stock prior to the effectiveness of the Pre-Issuance Registration Statement (as such term is defined in the Agreement);

       WHEREAS, the Company and the Investor have agreed pursuant to an amendment to the Registration Rights Agreement (as defined in the Agreement) that the Company shall not be obligated to file the Pre-Issuance Registration Statement with the United States Securities and Exchange Commission until August 14, 2006; and

       WHEREAS, the Company desires to sell to the Investor in excess of $2,500,000 of the Company's Common Stock prior to such date;

       WHEREAS, in order to allow the Company to sell the desired number of shares of its Common Stock prior to such date, the Company and the Investor agree that certain terms of the Agreement must be amended.

       NOW, THEREFORE, the Company and the Investor agree as follows:

Amendment to $2,500,000 Purchase Amount Limitation.
---------------------------------------------------

1. The second sentence of Section 3(a) of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

       "(a)   If the Purchase Notice involves a Purchase Amount, which when aggregated with the Purchase Amount of Common Stock previously sold to the Investor hereunder exceeds $3,500,000, the Company shall confirm in such Purchase Notice that a registration statement (the "Pre-Issuance Registration Statement") covering the resale of the shares of Common Stock to be issued on such closing date has been declared and is effective and that the certificates representing such shares shall not bear a restricted securities legend."

2. Section 3(d) of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

       "(d)   Notwithstanding the foregoing, the Investor shall have no
       obligation hereunder to purchase any shares of Common Stock if the Purchase Amount of such shares, when aggregated with the Purchase Amount of Common Stock previously sold to the Investor under this Agreement, exceeds $3,500,000 unless the Pre-Issuance Registration Statement has been declared and is effective and the certificates representing such shares will not bear a restricted securities legend."

Reverse Split Purchase Price.
-----------------------------

In order to reflect the reverse stock split effected on June 30, 2006, Section 3(b) of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

       "(b)   The number of shares of Common Stock to be issued in connection with a Purchase Notice shall be determined by dividing (1) the Purchase Amount specified in the Purchase Notice by (ii) the greater of (A) $5.12 and (B) 80% of the volume-weighted average of the Closing Prices (as defined below) of the Common Stock for the five consecutive Trading Days (as defined below) immediately preceding the date that the Company sends such Purchase Notice to the Investor."

Purchase Notice.
----------------

1. Attached hereto as Exhibit A is a Purchase Notice providing for the sale of $3,500,000 of Common Stock to the Investor at a closing to be held on July 24, 2006, pursuant to the terms of the Agreement, as amended by this Amendment.

2. The Investor acknowledges the delivery of the Purchase Notice as of the date hereof.

Miscellaneous
-------------

1. This Amendment may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Amendment, once executed by a party, may be delivered by facsimile transmission of a copy of this Amendment bearing the signature of the party so delivering this Amendment.

2. Except as expressly modified by or pursuant to this Amendment, the Common Stock Purchase Agreement shall remain in full force and effect without any other change or modification.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to the Agreement to be duly executed as of the day and year first above written.



                                            COMPANY:

                                            IDERA PHARMACEUTICALS, INC.


                                            By: /s/ Sudhir Agrawal
                                                --------------------------------
                                                Name: Sudhir Agrawal
                                                Title: Chief Executive Officer



                                            INVESTOR:

                                            BIOTECH SHARES LTD.


                                            By: /s/ Oussama Salam
                                                --------------------------------
                                                Name: Oussama Salam
                                                Title: Director

                                    Exhibit A
                                    ---------

                           IDERA PHARMACEUTICALS, INC.
                                345 VASSAR STREET
                            CAMBRIDGE, MA 02139-4818


                                                                   July 10, 2006


Biotech Shares Ltd.
St. James's Chambers
64A Athol Street
Isle of Man IM1 1JE

       Re:  Purchase Notice


Gentlemen:

       Pursuant to and in accordance with the terms of that certain Common Stock Purchase Agreement, dated March 24, 2006 (the "PURCHASE AGREEMENT"), as amended, by and between Biotech Shares Ltd. (the "INVESTOR") and Idera Pharmaceuticals, Inc. (the "COMPANY"), the Company hereby provides notice (the "PURCHASE NOTICE") to the Investor that the Company has duly elected to issue and sell to the Investor, and the Investor is hereby obligated to purchase from the Company, the number of shares of common stock of the Company, US$0.001 par value per share (the "COMMON STOCK"), set forth below, on such date and for such dollar amount as is set forth below (the "DRAWDOWN"):

1. The number of shares of Common Stock to be issued to the Investor on the Drawdown Date (as defined below) to its account with First National Bank
       S.A.L.: 683,593 the "SHARES").

2. The dollar amount of the Shares: US$3,499,996.16 (the "PURCHASE AMOUNT" or "DRAWDOWN AMOUNT").

3. The closing date for the Drawdown (and the date on which payment of the Purchase Amount shall be made to the Company): July 24, 2006 (the "DRAWDOWN DATE").

4. The price per share of the Common Stock used to calculate the number of Shares to be issued on the Drawdown Date: US$5.12 per share of Common Stock.

       The Company hereby confirms that the Shares and the Drawdown Amount are in compliance with all of the terms and conditions of the Purchase Agreement.


                                        IDERA PHARMACEUTICALS, INC.


                                        By: /s/ Sudhir Agrawal
                                            ------------------------------------
                                            Name:
                                            Title: